Exhibit 10.2

EIGHTH AMENDMENT
EIGHTH AMENDMENT, dated as of August 2, 2019 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the Revolving Facility Lenders parties hereto, the Issuing Banks parties hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to Section 10.08 of the Credit Agreement, Holdings, the Borrower, the Lenders holding commitments under the Revolving Facility, the Administrative Agent and the Issuing Banks wish to amend the Credit Agreement as set forth herein, with such amendments requiring the consent of the Majority Lenders under the Revolving Facility (and without the consent of the Required Lenders) as if the Revolving Facility were the only Facility under the Credit Agreement as of the date hereof;

WHEREAS, the amendments and terms set forth herein only affect the Revolving Facility; and

WHEREAS, Holdings, the Borrower, the Revolving Facility Lenders party hereto, the Issuing Banks and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:
“Eighth Amendment Effective Date” shall mean August 2, 2019.
“Specified Letters of Credit” shall mean those Letters of Credit issued and outstanding as of the Eighth Amendment Effective Date and set forth on Schedule 1.01C-1 of the Credit Agreement.
(b)    The definition of “Letter of Credit” is hereby amended by adding the following sentence as the last sentence of such definition:
“Each Specified Letter of Credit shall be deemed to constitute a Letter of Credit issued hereunder on the Eighth Amendment Effective Date for all purposes of the Loan Documents.”
SECTION 3.    Amendments to Article II of the Credit Agreement.

(a)    Section 2.05 of the Credit Agreement is hereby amended by adding the following sentence as the last sentence in Section 2.05(a):
“As of the Eighth Amendment Effective Date, each Specified Letter of Credit shall be deemed to be a Letter of Credit under this Agreement and each Lender that is an issuer of a Specified Letter of Credit shall be deemed to be an Issuing Bank with respect to such Specified Letter of Credit and shall have all rights of an Issuing Bank hereunder (but shall have no obligation to extend or renew any Specified Letter of Credit) until such Specified Letter of Credit has been terminated.”
SECTION 4.    Addition of Schedule 1.01C-1. Schedule 1.01C-1 (“Specified Letters of Credit”) is hereby added to the Credit Agreement as set forth on Exhibit A hereto.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date (the “Eighth Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) Holdings, (iii) the Administrative Agent, (iv) each Issuing Bank, and (v) Majority Lenders under the Revolving Facility (as if the Revolving Facility were the only Facility under the Credit Agreement in accordance with Section 10.08 of the Credit Agreement).
SECTION 6.    Representations and Warranties. The Borrower represents and warrants to the Revolving Facility Lenders, each Issuing Bank and the Administrative Agent that as of the Eighth Amendment Effective Date:
(a)     this Amendment has been duly authorized, executed and delivered by it, and this Amendment and the Credit Agreement constitute its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)     each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Eighth Amendment Effective Date with the same effect as though made on and as of the Eighth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects; and
(c)    no Default or Event of Default shall have occurred and be continuing.
SECTION 7.    Effect of this Amendment.
(a)    This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit

Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8.    General.
(a)     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(b)     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent.
(c)     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.
(d)    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
REALOGY GROUP LLC, as Borrower

By:	/s/ Charlotte C. Simonelli Name: Charlotte C. Simonelli Title: Executive Vice President, Chief Financial Officer and Treasurer
REALOGY INTERMEDIATE HOLDINGS LLC, as Holdings

By:	/s/ Charlotte C. Simonelli Name: Charlotte C. Simonelli Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Eighth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Revolving Facility Lender

By:	/s/ Brian Smolowitz Name: Brian Smolowitz Title: Vice President
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Issuing Bank and as a Revolving Facility Lender

By:	/s/ Gordon Yip Name: Gordon Yip Title: Director

By:	/s/ Myra Martinez Name: Myra Martinez Title: Vice President
BANK OF MONTREAL, as a Issuing Bank and as a Revolving Facility Lender

By:	/s/ Sean Ball Name: Sean Ball Title: Managing Director
BARCLAYS BANK PLC, as a Revolving Facility Lender

By:	/s/ Martin Corrigan Name: Martin Corrigan Title: Vice President
Flushing Bank, as a Revolving Facility Lender

By:	/s/ Dahianara Villacres Name: Dahianara Villacres Title: AVP, Credit Relationship Manager

CITIZENS BANK, N.A., as a Revolving Facility Lender

By:	/s/ Barrett D. Bencivenga Name: Barrett D. Bencivenga Title: Managing Director
THE BANK OF NOVA SCOTIA, as a Revolving Facility Lender

By:	/s/ Winston Lua Name: Winston Lua Title: Director
WELLS FARGO BANK, N.A., as a Revolving Facility Lender

By:	/s/ Maribelle Villaseñor Name: Maribelle Villaseñor Title: Director
CAPITAL ONE, NATIONAL ASSOCIATION, as a Revolving Facility Lender

By:	/s/ Alfredo Wang Name: Alfredo Wang Title: Duly Authorized Signatory
Fifth Third Bank, as a Revolving Facility Lender

By:	/s/ Christopher Griffin Name: Christopher Griffin Title: Vice President
Sun Trust Bank, as a Revolving Facility Lender

By:	/s/ Steve Curran Name: Steve Curran Title: Director

Santander Bank, N.A., as a Revolving Facility Lender

By:	/s/ Bruce H. Stanwood Name: Bruce H. Stanwood Title: NY/NJ Regional Credit Director
Crédit Industriel et Commercial. New York Branch, as a Revolving Facility Lender

By:	/s/ Clifford Abramsky Name: Clifford Abramsky Title: Managing Director

By:	/s/ Garry Weiss Name: Garry Weiss Title: Managing Director
THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Revolving Facility Lender

By:	/s/ Peter Kuo Name: Peter Kuo Title: Authorized Signatory
Bank of America, N.A., as a Revolving Facility Lender

By:	/s/ Bernard J. Tsang Name: Bernard J. Tsang Title: Director
GOLDMAN SACHS BANK USA, as a Revolving Facility Lender

By:	/s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

PEOPLE'S UNITED BANK, NATIONAL ASSOCIATION, as a Revolving Facility Lender

By:	/s/ Donna J. Emhart Name: Donna J. Emhart Title: Senior Vice President
BBVA USA, f/k/a Compass Bank, as a Revolving Facility Lender

By:	/s/ Raj Nambiar Name: Raj Nambiar Title: Sr. Vice President